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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934




                Date of Report (Date of earliest event reported):
                                  July 27, 1995





                                    MEDITRUST
               (Exact name of registrant as specified in charter)


 Massachusetts                   0-14022                             04-6532031
 (State of                     (Commission                     (I.R.S. Employer
 Incorporation)                  File No.)                  Identification No.)


197 First Avenue, Needham, Massachusetts                               02194
(Address of principal executive offices)                             (Zip Code)





       Registrant's telephone number, including area code:(617) 433-6000

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

 Exhibit No.             Description
 -----------             -----------
    4.1              Form of Second Indenture Supplement

    4.2              Form of 8.54% Convertible Senior Note due July 1, 2000
                     (included in Exhibit 4.1)

    4.3              Form of 8.56% Convertible Senior Note due July 1, 2002
                     (included in Exhibit 4.1)

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    MEDITRUST
                                        -----------------------------------


  July 27, 1995                         /s/ Lisa P. McAlister
- -----------------                       -----------------------------------
                                        Lisa P. McAlister
                                        Vice President and Treasurer



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